Net Property and Equipment (Property And Equipment) (Detail) (USD $)	Sep. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
Total, at cost		$ 1,058,201	$ 975,916
Accumulated Depreciation and Amortization		(646,378)	(440,428)
Total Property and Equipment	384,217	411,823	535,488
Computer Equipment
Total, at cost		589,813	547,642
Furniture and Fixtures
Total, at cost		237,923	215,794
Leasehold Improvements
Total, at cost		$ 230,465	$ 212,480